Fair Value Accounting	4 Months Ended
Sep. 30, 2018
Successor [Member]
Fair Value Accounting

10.	Fair value accounting

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at September 30, 2018 and December 31, 2017 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value (in thousands):

Description	Level	Successor (NESR) September 30, 2018	Predecessor (NPS) December 31, 2017
Liabilities:
Convertible option	3	$509	$-
Contingent consideration	3	16,597	-

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, unbilled revenue, accounts payable, loans and borrowings and an embedded derivative. Other than the embedded derivative, the fair value of the Company’s financial instruments approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

The contingent consideration consists of the equity earn-outs included in the NPS stock purchase agreement that enables the sellers to receive additional consideration after the closing of the Business Combination. Refer to Note 4, Business combination, for further discussion. Contingent consideration obligations are measured at fair value and are based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. Significant increases (decreases) in these unobservable inputs in isolation would result in a significantly lower (higher) fair value measurement. The valuation of contingent consideration uses assumptions and estimates to forecast a range of outcomes and probabilities for the contingent consideration. The first and second equity earn-outs are tied to 2018 EBITDA performance measures and are quantified based on expected 2018 EBITDA targets being met. The equity earn-outs were valued using a Monte Carlo simulation in a risk-neutral framework using Geometric Brownian Motion and have an undiscounted range of outcomes between $0 and $33.4 million. The simulation was calibrated to management’s forecasts. The assumptions in the analysis include the projected 2018 NESR EBITDA, volatility of the 2018 NESR EBITDA projection, NESR stock price, volatility of NESR stock price, correlation between 2018 NESR EBITDA and NESR stock price, NESR’s weighted average cost of capital and prevailing interest rates. The model used the following assumptions:

	At September 30, 2018	At June 30, 2018
Stock price	$11.62	$10.185
Volatility	36.67% - 46.88%	36.67% - 46.88%
Correlation	0.5	0.5
Weighted average cost of capital	16.5%	16.5%
Interest rates	1.96% - 2.14%	1.96% - 2.14%

The Company will assess the assumptions and estimates on a quarterly basis as additional data impacting the assumptions is obtained. Any changes in the fair value of contingent consideration related to updated assumptions and estimates will be recognized within selling, general and administrative expenses in the consolidated statements of operations during the period in which the change occurs.